UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 30, 2006
Delphi Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Delphi Corporation (“Delphi”) confirmed today that the Securities and Exchange Commission (“SEC”) commenced and simultaneously settled with Delphi a lawsuit alleging violations of federal securities laws. The lawsuit and settlement relate to transactions that were the subject of a restatement by Delphi in June 2005. Under the agreement approved by the SEC, Delphi agreed, without admitting or denying any wrongdoing, to be enjoined from future violations of the securities laws. The SEC did not impose civil monetary penalties against Delphi. A full copy of the press release issued by Delphi is attached as an Exhibit to this filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibit is being furnished as part of this report.

Exhibit
Number	Description
99(a)	Delphi Press Release Dated October 30, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION
(Registrant)

Date: October 30, 2006

	By:	/s/ DAVID M. SHERBIN

David M. Sherbin,
Vice President, General Counsel
and Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description
99(a)	Delphi Press Release Dated October 30, 2006